GOODWILL	12 Months Ended
Dec. 31, 2014
GOODWILL [Abstract]
GOODWILL
12.	GOODWILL

The Group has four reporting units: the advertising media in air travel areas, the advertising media in gas station, the outdoor advertising media and the fire station advertising media. Applying discounted cash flows for its 2012 annual impairment test, the estimated fair value of the fire station reporting unit was below the carrying amount of its net assets. The fair value of the air travel areas and outdoor advertising media reporting unit, as estimated using the income approach applying a discounted cash flows for its 2012 annual impairment test, was below the carrying amount of its net assets, and as such, the Group impaired all goodwill related to air travel areas reporting unit and outdoor media advertising media reporting unit and recorded an impairment loss of $20,611, nil and nil for the years ended December 31, 2012, 2013 and 2014, respectively.